UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
              1934 Date of Report (date of earliest event reported): July 28,
              2016
                                 AMERICANN, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                      000-54231                  27-4336843
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 (State or other jurisdiction    (Commission File No.)         (IRS Employer
  of incorporation)                                          Identification No.)

                          3200 Brighton Blvd., Unit 144
                                Denver, CO 80216
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)

            Registrant's telephone number, including area code: (303) 862-9000
                                                                ---------------

          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

      On July 29, 2016, the Company will issue a press release, filed as Exhibit 99, regarding the private offering of its securities.

Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

Number         Description

 99            Press Release



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2016
                                 AMERICANN, INC.


                                 By:  /s/ Timothy Keogh
                                     -------------------------------------
                                     Timothy Keogh, Chief Executive Officer







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